UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: June 13, 2002
                                          -------------


                        Karts International Incorporated
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-23041
                                                 -------

        Nevada                                                  75-2639196
------------------------                                ------------------------
(State of incorporation)                                (IRS Employer ID Number)

                  509 Industrial Park Drive, Hammond, LA 70401
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (985) 419-5120
                           (Issuer's telephone number)

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Item 5

On June 13, 2002, Karts International Incorporated announced that it was served a Notice of Demand on June 10, 2002 for payment for the May 17, 2000 $2,500,000 promissory note agreement with the Schlinger Foundation on June 10, 2002 and that they continued to be financially unable to file their first quarter 10QSB.


Item 7

Exhibit 99.1 - Press Release dated June 13, 2002




                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Karts International Incorporated

   Dated:  June 13, 2002                                 /s/ Timotheus benHarold
           -------------                                ------------------------
                                                             Timotheus benHarold
                                              President, Chief Executive Officer
                                           Chief Accounting Officer and Director